[LOGO OF SMITH BARNEY MUTUAL FUNDS]


                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP Fund


                                                         CLASSIC INVESTOR SERIES

                                                         ANNUAL REPORT

                                                         APRIL 30, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Premier
Selections Large Cap Fund


The Smith Barney Premier Selections Large Cap Fund ("Portfolio") seeks long-term capital growth by investing in companies with market capitalizations of $5 billion or more at the time of investment. The Portfolio's holdings will be comprised of stocks of approximately 40 companies. Please note that there can be no assurance that the Portfolio will achieve its investment objective.



Smith Barney Premier Selections Large Cap Fund
Average Annual Total Returns
April 30, 2000

                                           Without Sales Charges(1)
                                  --------------------------------------------
                                      Class A       Class B       Class L
==============================================================================
Since Inception+ ++                   8.25%          7.72%         7.72%
==============================================================================

                                             With Sales Charges(2)
                                  --------------------------------------------
                                      Class A       Class B       Class L
==============================================================================
Since Inception+ ++                   2.83%           2.72%         5.60%
==============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++  Inception date for Class A, B and L shares is August 31, 1999.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY HIGHLIGHT
--------------------------------------------------------------------------------

We believe that individual company selection should continue to be the primary focus of any investor. Excellent products, management and strong balance sheets, in our view, are the underlying strengths that often create franchise value and lead to earnings growth, dividend growth, share buybacks and strategic acquisitions. During periods marked by high volatility, we believe this approach is a tried-and-true process that has served investors well for decades. (Of course, no guarantees can be made that this investment approach will continue to be successful.)


--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                      SPSAX
           Class B                      SPSBX
           Class L                      SPSLX


--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman ..................................................1

Shareholder Letter ...........................................................2

Historical Performance........................................................5

Smith Barney Premier Selections
Large Cap Fund at a Glance....................................................6

Schedule of Investments.......................................................7

Statement of Assets and Liabilities...........................................9

Statement of Operations......................................................10

Statement of Changes in Net Assets...........................................11

Notes to Financial Statements................................................12

Financial Highlights.........................................................16

Independent Auditors' Report.................................................17

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

    [PHOTO]

HEATH B. MCLENDON

Chairman

Dear Shareholder:

The U.S. economy has continued its rate of historic growth in the new millennium. Unemployment is at an all-time low as consumer confidence reaches all-time highs. However, in recent weeks, the U.S. markets have been characterized by record volatility, leaving many investors with no clear indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in an evolving global economy.

We provide some 100 million people, businesses, governments and institutions in 100 countries with a broad range of financial products and services. SSB Citi Asset Management, offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive and far-reaching, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning. We encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with Smith Barney Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman



May 8, 2000

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                 1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------


    [PHOTO]                             [PHOTO]

Alan J. Blake                      Frances A. Root

Vice President and                 Vice President and
Investment Officer                 Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio"), formerly known as the Smith Barney Premier Selections Fund, for the period from commencement of operations (August 31, 1999) through April 30, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in our out of the portfolio.

Performance Update and Investment Strategy1

From the Portfolio's inception (August 31, 1999) through April 30, 2000, the Fund's Class A, Class B and Class L shares, without sales charges, returned 8.25%, 7.72% and 7.72%, respectively. The Portfolio's Class A, Class B and Class L shares, with sales charges, returned 2.83%, 2.72% and 5.60% for the same period. In comparison, the Russell 1000 Index2 had a total return of 13.87% for the same time period.

The Portfolio's investment strategy is to combine the efforts of two portfolio managers with complementary but different investment styles (value and growth) and to invest in what they believe are the most attractive securities. The value discipline seeks to identify companies whose stock prices do not currently reflect the underlying value of corporate assets or earnings potential. Factors such as price-to-earnings and price-to-sales ratios are used to target stocks selling at a discount to their underlying intrinsic value. The growth discipline seeks to identify companies that have an anticipated above-average rate of earnings growth.

As previously noted, the Portfolio invests in established and large-capitalized companies, many of which are dominant globally as well as domestically. The Portfolio, seeks to build a portfolio based on the managers' best stock-picking ideas, companies that they believe offer superior total return potential over time. Within the large-cap universe, the managers look for world-class companies that possess industry dominance, drive innovation and offer top products and services. Their investment process enables shareholders to participate in a concentrated portfolio of quality, larger-capitalization growth and value companies.

In the growth-style portion of the portfolio, Alan J. Blake emphasizes individual security selection. He specifically considers large-capitalization companies that have above-average growth prospects, technological innovation, industry dominance, competitive products and services, high return on capital and an overall strong financial condition.

In the value portion of the portfolio, Frances A. Root searches for undervalued stocks of established, well-recognized but temporarily out-of-favor companies. She

---------------
1 Please note that the Portfolio's holdings are subject to change and any discussion of holdings is as of April 30, 2000. Please refer to pages 7 and 8 for a complete list and percentage breakdown of the Portfolio's holdings.

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
specifically considers companies that have low market valuations measured by her valuation models, above-market dividend yields and established dividend records, positive changes in earnings prospects, and improving returns on invested capital, cash flow and liquidity.

Please note that investing in a non-diversified fund such as the Premier Selections Large Cap Fund that invests in the securities of only 40 companies may entail greater risk than is normally associated with more widely diversified funds.

Market Update and Outlook

Large Cap Value

As the year unfolds, a major focus for many investors is not concern over the reduced rate of growth of the U.S. economy but rather the change in monetary policy by the Federal Reserve Board ("Fed"). The Fed has raised interest rates three times by a total of 75 basis points3 since our last report as a preemptive strike against inflation. Traditionally, stocks are negatively impacted by rising interest rates. However, we anticipate that the Fed's efforts to moderate the growth rate of the economy to a more sustainable pace may prove successful over time, and we believe that the impact of higher interest rates should become more pronounced in the coming months.4

Economic expansion overseas continues to gather force and remains a continuing factor in Europe's growth. The weakening euro is bolstering exports while at the same time concerning policy-makers who are mindful of importing inflation and, as a result, are raising interest rates. (The euro is the single currency of the European Monetary Union that was adopted in Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.)

Investor confidence in Japan's recovery is slowly building, and the rebound and expansion are continuing throughout several Asian economies. Latin American economies appear to be strengthening but, in our view, are especially dependent on regional governments' implementation of economic and social reforms. Large multinational companies, which we think are well-positioned to benefit from increased global demand and well-diversified on a global scale, include our holdings in the basic materials sector, most notably, Kimberly-Clark and Dow Chemical.

The historic growth of the telecommunications sector continued during the period. As local telephone companies and long-distance providers see their businesses converge, they are each moving to expand into the fast-growing and more profitable areas such as wireless, data and Internet services. We believe that the predominant issues shaping the industry -- regulatory changes, the migration of voice traffic to wireless and the evolution of the Internet -- should benefit those companies that are quick to respond. In our view, the largest beneficiaries are likely to be those companies moving with the greatest sense of urgency to establish strong positions in these new methods of delivery by leveraging their existing customer base and seeking new sources of revenues.

We are closely watching developments across all industry sectors with respect to the ever-evolving growth of the Internet, its impact and the competitive responses of companies in the value portion of the Portfolio's investments. During the first three months of 2000, we have seen a number of announcements by those well-established, blue-chip "Old Economy" companies highlighting their plans to use the power of the Internet to further increase their businesses. We plan to look for those companies that continue to move rapidly in developing profitable ways to capitalize on opportunities presented by the Internet, recognizing both the medium's benefits and challenges.

Large Cap Growth

During the reporting period, the U.S. financial markets were marked by historic levels of volatility and what we deem to be speculative trading by many investors. Share prices, most notably in the technology area, in our view, became completely detached from


---------------
3    A basis point is 0.01% or one one-hundredth of a percent.

4 Please note that on May 16, 2000, after this letter was written, the Fed raised interest rates 50 basis points to 6.50%.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                 3
the underlying fundamentals such as price-to-earnings, price-to-sales and price-to-book ratios.5 By the end of the first quarter of 2000, however, most investors began to reassess the valuations assigned to many technology stocks.

We remain committed to our belief that individual company selection should continue to be the primary focus of most investors. Excellent products, managements and balance sheets are the underlying strengths that we think create franchise value and lead to earnings growth, dividend growth, share buybacks and strategic acquisitions. During periods of speculative excess, this investment approach can appear dated, but we believe it is a process that has served investors well for decades.6

The only change made to the Portfolio's growth selections during the period was the sale of Pfizer and purchase of Amazon.com. The Portfolio's holdings included both Warner-Lambert and Pfizer at the beginning of the reporting period. However, the recently announced merger of these two companies led us to eliminate the Portfolio's holding in Pfizer. Warner-Lambert, however, remains one of the Portfolio's largest holdings and we believe that the newly combined Warner/Pfizer business should prove to be a dominant player in the pharmaceutical sector.

The proceeds from the Pfizer sale were used to initiate a position in Amazon.com, a leading Internet retailer. We believe the recent decline in the shares of many Internet companies has helped many investors identify those companies best positioned to be dominant leaders in the Internet economy going forward.

During the period, we remained focused on three broad industry sectors -- consumer, financial and technology. We believe that worldwide economic growth should continue to benefit large, well-known global franchises. Our focus on the financial industry is, in our opinion, a prudent strategy, due to the strength of the worldwide economy and the emergence of increasingly affluent societies across the globe. Within the technology sector, our focus remains on those dominant market leadership companies we think are poised for future growth. We anticipate that software, semiconductors, telecommunications and networking companies should continue to generate high levels of growth, and we will continue to look for those recognized leaders to add to the Portfolio's investments when deemed appropriate.

In closing, thank you for investing in the Smith Barney Premier Selections Large Cap Fund.

Sincerely,

/s/ Alan J. Blake                /s/ Frances A. Root

ALAN J. BLAKE                    FRANCES A. ROOT
Vice President and               Vice President and
Investment Officer               Investment Officer

May 8, 2000

--------------------------------------------------------------------------------
 Top Ten Holdings+                                         As of April 30, 2000
--------------------------------------------------------------------------------

  1. Cisco Systems, Inc.                                                    4.4%
--------------------------------------------------------------------------------
  2. The Walt Disney Co.                                                    4.3
--------------------------------------------------------------------------------
  3. Texas Instruments Inc.                                                 4.3
--------------------------------------------------------------------------------
  4. Warner-Lambert Co.                                                     4.0
--------------------------------------------------------------------------------
  5. Intel Corp.                                                            4.0
--------------------------------------------------------------------------------
  6. Marsh & McLennan Cos., Inc.                                            3.8
--------------------------------------------------------------------------------
  7. General Electric Co.                                                   3.3
--------------------------------------------------------------------------------
  8. Exxon Mobil Corp.                                                      3.2
--------------------------------------------------------------------------------
  9. Merrill Lynch & Co., Inc.                                              3.2
--------------------------------------------------------------------------------
 10. Kimberly-Clark Corp.                                                   3.2
--------------------------------------------------------------------------------
+ As a percentage of total common stock.


---------------
5 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-sales ratio is the current price of a stock divided by the sales per share for the trailing 12 months. The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.

6 Of course, there can be no guarantees that our strategy will continue to be successful in the future.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                    Net Asset Value
                                               -------------------------
                                               Beginning          End           Income      Capital Gain       Total
Period Ended                                   of Period       of Period       Dividends    Distributions    Return(1)
========================================================================================================================
Inception* -- 4/30/00                            $11.40          $12.34          $0.00          $0.00          8.25%
========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                   Net Asset Value
                                               -------------------------
                                               Beginning          End           Income      Capital Gain       Total
Period Ended                                   of Period       of Period       Dividends    Distributions    Return(1)
========================================================================================================================
Inception* -- 4/30/00                            $11.40          $12.28          $0.00          $0.00          7.72%
========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                   Net Asset Value
                                               -------------------------
                                               Beginning          End           Income      Capital Gain       Total
Period Ended                                   of Period       of Period       Dividends    Distributions    Return(1)
========================================================================================================================
Inception* -- 4/30/00                            $11.40          $12.28          $0.00          $0.00          7.72%
========================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A       Class B       Class L
================================================================================
Inception* to 4/30/00                8.25%         7.72%         7.72%
================================================================================

                                            With Sales Charges(2)
                                    --------------------------------------------
                                    Class A       Class B       Class L
================================================================================
Inception* to 4/30/00                2.83%         2.72%         5.60%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%; respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
*    Inception date for Class A, B and L shares is August 31, 1999.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                 5

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+

                            August 1999 -- April 2000

                                    [GRAPH]

                Smith Barney           Smith Barney            Smith Barney
             Premier Selections     Premiere Selections     Premier Selections
               \Large Cap Fund        \Large Cap Fund         \Large Cap Fund
              -- Class A Shares      -- Class B Shares       -- Class L Shares       Russell 1000 Index
8/31/99              9,500                10,000                    9,896                  10,000
 Sep-99              8,867                 8,858                    9,135                   9,725
 Oct-99              9,425                 9,408                    9,702                  10,379
 Nov-99              9,658                 9,649                    9,943                  10,645
 Dec-99             10,133                10,140                   10,430                  11,287
 Jan-00             10,108                10,105                   10,395                  10,826
 Feb-00              9,858                 9,842                   10,134                  10,796
 Mar-00             10,758                10,772                   11,055                  11,780
4/30/00             10,283                10,272                   10,560                  11,388

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. This Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Industry Diversification of Common Stock*
-----------------------------------------

[GRAPH]

 7.7%   Consumer Products
 4.5%   Diversified/Conglomerate
 4.3%   Entertainment and Leisure
13.8%   Financial Services
10.1%   Health Care/Drugs/Hospital Supplies
 6.6%   Insurance
 4.0%   Machinery/Industrial
 9.5%   Oil and Gas
15.5%   Technology
 7.5%   Telecommunications
16.5%   Other


* As a percentage of total common stock.




Investment Breakdown**
----------------------

[GRAPH]

 1.7%   Repurchase Agreement
98.3%   Common Stock

** As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           April 30, 2000
--------------------------------------------------------------------------------

  SHARES                          SECURITY                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
Aluminum -- 2.2%
        260,000     Alcoa Inc.                                     $ 16,867,500
--------------------------------------------------------------------------------
Beverage -- 2.2%
        359,700     The Coca-Cola Co.                                16,928,381
--------------------------------------------------------------------------------
Chemical -- 1.9%
        131,000     The Dow Chemical Co.                             14,803,000
--------------------------------------------------------------------------------
Computer Software -- 3.8%
        197,800     Microsoft Corp.*                                 13,796,550
        811,100     Novell, Inc.*                                    15,917,838
--------------------------------------------------------------------------------
                                                                     29,714,388
--------------------------------------------------------------------------------
Consumer Products -- 7.5%
        467,800     The Gillette Co.                                 17,308,600
        420,000     Kimberly-Clark Corp.                             24,386,250
        239,000     Wm. Wrigley Jr. Co.                              17,297,625
--------------------------------------------------------------------------------
                                                                     58,992,475
--------------------------------------------------------------------------------
Diversified/Conglomerate -- 4.4%
        159,700     General Electric Co.                             25,112,825
        175,000     McGraw-Hill Companies, Inc.                       9,187,500
--------------------------------------------------------------------------------
                                                                     34,300,325
--------------------------------------------------------------------------------
Entertainment and Leisure -- 4.2%
        768,400     The Walt Disney Co.                              33,281,325
--------------------------------------------------------------------------------
Financial Services -- 13.6%
        320,000     The Chase Manhattan Corp.                        23,060,000
        230,400     Fannie Mae                                       13,896,000
        300,000     Marsh & McLennan Cos., Inc.                      29,568,750
        460,000     Mellon Financial Corp.                           14,777,500
        243,700     Merrill Lynch & Co., Inc.                        24,842,169
--------------------------------------------------------------------------------
                                                                    106,144,419
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 10.0%
        270,000     Bristol-Myers Squibb Co.                         14,158,125
        191,200     Eli Lilly & Co.                                  14,782,150
        259,300     Merck & Co., Inc.                                18,021,350
        271,900     Warner-Lambert Co.                               30,945,619
--------------------------------------------------------------------------------
                                                                     77,907,244
--------------------------------------------------------------------------------
Insurance -- 6.5%
        196,800     American International Group, Inc.               21,586,500
            250     Berkshire Hathaway Inc., Class A Shares*         14,825,000
        230,000     The Chubb Corp.                                  14,633,750
--------------------------------------------------------------------------------
                                                                     51,045,250
--------------------------------------------------------------------------------
Machinery/Industrial -- 3.9%
        355,000     Caterpillar Inc.                                 14,000,313
        300,000     Honeywell International Inc.                     16,800,000
--------------------------------------------------------------------------------
                                                                     30,800,313
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                 7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

  SHARES                          SECURITY                             VALUE
================================================================================
Office Equipment and Supplies -- 3.6%
        395,000     Pitney Bowes Inc.                              $ 16,145,625
        465,000     Xerox Corp.                                      12,293,438
--------------------------------------------------------------------------------
                                                                     28,439,063
--------------------------------------------------------------------------------
Oil and Gas -- 9.4%
        350,000     BP Amoco PLC ADR                                 17,850,000
        200,000     Enron Corp.                                      13,937,500
        320,000     Exxon Mobil Corp.                                24,860,000
        450,000     The Williams Cos., Inc.                          16,790,625
--------------------------------------------------------------------------------
                                                                     73,438,125
--------------------------------------------------------------------------------
Paper -- 1.5%
        325,000     International Paper Co.                          11,943,750
--------------------------------------------------------------------------------
Retail -- 1.1%
        150,000     Amazon.com, Inc.                                  8,278,125
--------------------------------------------------------------------------------
Technology -- 15.2%
        484,400     Cisco Systems, Inc.*                             33,582,543
        243,100     Intel Corp.                                      30,828,118
        181,800     Motorola, Inc.                                   21,645,562
        201,000     Texas Instruments Inc.                           32,737,874
--------------------------------------------------------------------------------
                                                                    118,794,097
--------------------------------------------------------------------------------
Telecommunications -- 7.3%
        391,400     America Online, Inc.*                            23,410,613
        340,000     AT&T Corp.                                       15,873,750
        413,000     SBC Communications Inc.                          18,094,563
--------------------------------------------------------------------------------
                                                                     57,378,926
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $715,784,971)                          769,056,706
================================================================================


      FACE
     AMOUNT                       SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT-- 1.7%
$13,490,000     Goldman, Sachs & Co., 5.670% due 5/1/00;
                  Proceeds at maturity -- $13,496,374;
                  (Fully collateralized by U.S. Treasury
                  Notes & Bonds, 6.250% to 11.125% due
                  10/31/01 to 2/15/21; Market value --
                  $13,759,808) (Cost -- $13,490,000)                 13,490,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $729,274,971**)                       $782,546,706
================================================================================

 *   Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               April 30, 2000
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost -- $729,274,971)                   $782,546,706
     Cash                                                                    137
     Receivable for Fund shares sold                                   2,094,610
     Dividends and interest receivable                                 1,070,226
--------------------------------------------------------------------------------
     Total Assets                                                    785,711,679
--------------------------------------------------------------------------------
LIABILITIES:
     Distribution fees payable                                           784,222
     Management fees payable                                             455,418
     Payable for Fund shares purchased                                   391,488
     Accrued expenses                                                    202,968
--------------------------------------------------------------------------------
     Total Liabilities                                                 1,834,096
--------------------------------------------------------------------------------
Total Net Assets                                                    $783,877,583
================================================================================
NET ASSETS:
     Par value of capital shares                                    $     63,754
     Capital paid in excess of par value                             724,968,547
     Accumulated net realized gain from security transactions          5,573,547
     Net unrealized appreciation of investments                       53,271,735
--------------------------------------------------------------------------------
Total Net Assets                                                    $783,877,583
================================================================================
Shares Outstanding:
     Class A                                                          13,945,114
    ----------------------------------------------------------------------------
     Class B                                                          28,415,157
    ----------------------------------------------------------------------------
     Class L                                                          21,393,374
    ----------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption prices)                                      $12.34
    ----------------------------------------------------------------------------
     Class B *                                                            $12.28
    ----------------------------------------------------------------------------
     Class L **                                                           $12.28
    ----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)    $12.99
    ----------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)    $12.40
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                 9

--------------------------------------------------------------------------------
Statement of Operations                   For the Period Ended April 30, 2000(a)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                     $  6,637,802
     Interest                                                           775,136
     Less: Foreign withholding tax                                      (22,110)
--------------------------------------------------------------------------------
     Total Investment Income                                          7,390,828
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                       4,225,621
     Management fees (Note 2)                                         3,809,875
     Shareholder and system servicing fees                              495,965
     Registration fees                                                  257,280
     Shareholder communications                                          88,652
     Audit and legal                                                     27,259
     Directors' fees                                                     25,201
     Custody                                                             20,942
     Other                                                                9,625
--------------------------------------------------------------------------------
     Total Expenses                                                   8,960,420
--------------------------------------------------------------------------------
Net Investment Loss                                                  (1,569,592)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                         111,603,730
        Cost of securities sold                                     104,460,591
--------------------------------------------------------------------------------
     Net Realized Gain                                                7,143,139
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                  --
        End of period                                                53,271,735
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         53,271,735
--------------------------------------------------------------------------------
Net Gain on Investments                                              60,414,874
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 58,845,282
================================================================================

(a) For the period from August 31, 1999 (commencement of operations) to April 30, 2000.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets        For the Period Ended April 30, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS:
     Net investment loss                                              $ (1,569,592)
     Net realized gain                                                   7,143,139
     Increase in net unrealized appreciation                            53,271,735
------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                             58,845,282
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      --
------------------------------------------------------------------------------------
     Decrease in Net Assets From Distribution to Shareholders                   --
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                  828,612,712
     Net asset value of shares issued for reinvestment of dividends             --
     Cost of shares reacquired                                        (103,580,411)
------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions               725,032,301
------------------------------------------------------------------------------------
Increase in Net Assets                                                 783,877,583

NET ASSETS:
     Beginning of period                                                        --
------------------------------------------------------------------------------------
     End of period                                                    $783,877,583
====================================================================================

(a) For the period from August 31, 1999 (commencement of operations) to April 30, 2000.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), formerly known as Smith Barney Premier Selections Fund, a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and ten other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Contrarian Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSBCiti Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through April 30, 2000, the Portfolio paid transfer agent fees of $432,193 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Portfolio's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Portfolio shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the period ended April 30, 2000, SSB received brokerage commissions of $8,855.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2000, CFBDS and SSB received sales charges of $4,151,000 and $2,675,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                         Class A       Class B      Class L
================================================================================
CDSCs                                    $45,000      $598,000     $170,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended April 30, 2000, total Distribution Plan fees were as follows:

                                         Class A     Class B       Class L
================================================================================
Distribution Plan Fees                  $284,738   $2,254,543    $1,686,340
================================================================================

All officers and one Director of the Fund are employees of SSB.


3.  Investments

During the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $820,245,562
--------------------------------------------------------------------------------
Sales                                                            111,603,730
================================================================================

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $113,429,690
Gross unrealized depreciation                                    (60,157,955)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $ 53,271,735
================================================================================


4.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5.  Reverse Repurchase Agreement

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended April 30, 2000, the Portfolio did not have any reverse repurchase agreements.


6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2000, the Portfolio had no open futures contracts.


7.  Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2000, the Portfolio had no securities on loan.


8.  Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the period ended April 30, 2000, the Portfolio did not enter into any written call or put options contracts.


9. Capital Shares
At April 30, 2000, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                               Class A            Class B            Class L
================================================================================
Total Paid-in Capital       $158,148,960       $323,303,154       $243,580,187
================================================================================

Transactions in shares of each class were as follows:

                                                  Period Ended April 30, 2000*
                                                --------------------------------
                                                  Shares            Amount
================================================================================
Class A
Shares sold                                     16,500,035        $188,811,411
Shares reacquired                               (2,554,921)        (30,662,451)
--------------------------------------------------------------------------------
Net Increase                                    13,945,114        $158,148,960
================================================================================
Class B
Shares sold                                     31,829,233        $364,003,931
Shares reacquired                               (3,414,076)        (40,700,777)
--------------------------------------------------------------------------------
Net Increase                                    28,415,157        $323,303,154
================================================================================
Class L
Shares sold                                     24,095,584        $275,797,370
Shares reacquired                               (2,702,210)        (32,217,183)
--------------------------------------------------------------------------------
Net Increase                                    21,393,374        $243,580,187
================================================================================
* For the period from August 31, 1999 (inception date) to April 30, 2000.




--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period:

                                             Class A(1)(2)  Class B(1)(2)  Class L(1)(2)
==========================================================================================
Net Asset Value, Beginning of Period          $11.40         $11.40         $11.40
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 0.02          (0.04)         (0.04)
   Net realized and unrealized gain             0.92           0.92           0.92
------------------------------------------------------------------------------------------
Total Income From Operations                    0.94           0.88           0.88
------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --             --             --
------------------------------------------------------------------------------------------
Total Distributions                               --             --             --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.34         $12.28         $12.28
------------------------------------------------------------------------------------------
Total Return++                                  8.25%          7.72%          7.72%
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $172,141       $348,987       $262,750
------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                     1.17%          1.94%          1.93%
   Net investment income (loss)                 0.29          (0.48)         (0.48)
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           15%            15%            15%
==========================================================================================

(1)  For the period from August 31, 1999 (inception date) to April 30, 2000.
(2)  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Premier Selections Large Cap Fund of Smith Barney Investment Funds Inc. as of April 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period from August 31, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Premier Selections Large Cap Fund of Smith Barney Investment Funds Inc. as of April 30, 2000, the results of its operations, changes in its net assets and the financial highlights for the period from August 31, 1999 (commencement of operations) to April 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP




New York, New York
June 12, 2000

--------------------------------------------------------------------------------
Smith Barney Premier Selections Large Cap Fund                                17

Smith Barney
Premier Selections
Large Cap Fund


Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Alan J. Blake
Vice President and Investment Officer

Frances A. Root
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PFPC Trust Company


Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of shareholders of Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.




[LOGO OF SALOMON SMITH BARNEY]



Smith Barney Premier
Selections Large Cap Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD01903 6/00